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                                                                    EXHIBIT 32.1

Certification of the Chief Exeutive Officer Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the annual report of Markland Technologies, Inc. and Subsidiaries (the "Company") on Form 10-KSB for the year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Delmar Kintner, the Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/S/ Delmar Kintner
---------------------------
NAME: Delmar Kintner
CHIEF EXECUTIVE OFFICER
DATE:  OCTOBER 14, 2003